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                                                                     EXHIBIT 9.1

                             VOTING TRUST AGREEMENT




          AGREEMENT dated as of the 18th day of March, 1999, between such holders of the Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of PULITZER INC., a Delaware corporation (hereinafter called the "Company"), as may become parties to this agreement in the manner hereinafter provided, (all hereinafter referred to as the "Depositing Stockholders"), and COLE C. CAMPBELL (Editor - St. Louis Post-Dispatch), DAVID E. MOORE, EMILY RAUH PULITZER, MICHAEL E. PULITZER (Chairman of the Board of the Company), RONALD H. RIDGWAY (Senior Vice President-Finance of the Company) and ROBERT C. WOODWORTH (President and Chief Executive Officer of the Company), or their successors (hereinafter referred to as the "Trustees").

                              W I T N E S S E T H :

          WHEREAS, the Depositing Stockholders deem it for the best interests of the Company and its stockholders that the Depositing Stockholders act together to secure continuity of policy and stability of management in the affairs of the Company and to these ends they propose to place their shares of Class B Common Stock in the hands of the persons who are now and will be responsible for the success of the Company to be voted and held by them as trustees for the





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Depositing Stockholders. The Trustees, in connection with the exercise of their judgment in determining what is in the best interest of the Company and its stockholders, shall give due consideration to the effect of their actions on the editorial and publishing integrity and the character and quality of the Company's newspaper and other operations, and all other relevant factors, including, without limitation, the social, legal and economic effects on the employees, customers, suppliers and other affected persons, firms and corporations and on the communities and geographical areas in which the Company and its subsidiaries operate or are located and on any of the businesses and properties of the Company or any of its subsidiaries, as well as such other factors as the Trustees deem relevant. In addition, the platform of the St. Louis Post- Dispatch printed daily on the editorial page as the principles of its founder, Joseph Pulitzer, should be considered by the Trustees in assessing the public service aspects of journalism. The two preceding sentences are referred to herein as the "Statement of Policy," which shall guide the Trustees in the exercise of their judgment as provided in Paragraph 16 below. The shares of Class B Common Stock deposited hereunder shall be subject to the terms and conditions of this agreement, and the Trustees are directed to exercise the powers delegated hereunder guided by the Statement of Policy.

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed between the parties as follows:






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                                DEPOSIT OF STOCK

          1. Each stockholder of the Company who becomes a party hereto by signing these presents agrees to deposit, or cause to be deposited, with the Trustees, to be held by them pursuant to the provisions of this agreement, the certificate or certificates representing the shares of Class B Common Stock of the Company now or at any time hereafter owned by him or for his benefit, duly endorsed in blank or to the Trustees, or accompanied by proper instruments of assignment and transfer duly executed in blank or to the Trustees, and accompanied by any revenue stamps required for the transfer, which deposit shall continue for a period from the date of this agreement first above written until the 18th day of March, 2009 unless sooner terminated as hereinafter provided, and to accept in lieu thereof a Voting Trust Certificate or Certificates issued hereunder in the form hereinafter provided.




               Any other owner of Class B Common Stock in the Company may at any time become a party hereto by depositing the certificate or certificates representing his shares of Class B Common Stock in the Company with the Trustees in like manner to be held by said Trustees under the terms hereof and by accepting in lieu thereof a Voting Trust Certificate or Certificates issued hereunder in the form hereinafter provided, and in consideration of the original deposit of Class B Common Stock by the present Depositing Stockholders the Trustees bind themselves and their successors to accept for deposit and to receive in trust hereunder any additional certificate or certificates of Class B Common Stock owned by any stockholder whomsoever and to hold any certificate so deposited in trust under the terms and conditions of this agreement. Such deposit of any additional certificate or certificates of Class B Common Stock of the Company and such




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acceptance of any Voting Trust Certificate or Certificates by the owner thereof shall have the same force and effect as though such owner of Class B Common Stock had in fact subscribed his name to this agreement.

                               WITHDRAWAL OF STOCK

          2. The Trustees shall not convert into Common Stock, par value $.01 per share ("Common Stock"), of the Company any of the shares of Class B Common Stock deposited hereunder, except in conjunction with a withdrawal of shares permitted by subparagraphs (a) or (b) of this Paragraph 2.



               (a) A Depositing Stockholder shall be permitted to withdraw, from time to time, part or all of the Common Stock of the Company into which Class B Common Stock represented by his Voting Trust Certificate or Certificates is convertible (but not any Class B Common Stock of the Company) free of the terms of this agreement, including the Voting Trust Certificate or Certificates issued hereunder, subject to satisfaction of the following conditions and compliance with the following procedures:


                      (1) Any Common Stock so withdrawn shall be withdrawn solely to the extent that:


                             A. Such Common Stock is being sold (i) in a public offering pursuant to a registration statement filed by the Company and effective under the Securities Act of 1933, as amended (the "Securities Act"), (ii) pursuant to any other




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               transaction that complies with the provisions of Rule 144
               promulgated under the Securities Act and is exempt from registration under the Securities Act, (iii) to an employee benefit plan established and maintained by the Company or any wholly-owned subsidiary of the Company or any trustee or fiduciary with respect to any such plan ("Employee Benefit Plan") or (iv) to the Company or any wholly-owned subsidiary of the Company; or

                             B. Such Common Stock is being transferred (i) to a charitable organization contributions to which are allowed as deductions for federal income, estate or gift tax purposes ("Charitable Organization") or (ii) to any charitable trust or split-interest trust ("Charitable Trust") as described in
               Section 4947 of the Internal Revenue Code of 1986, as amended, and as it may from time to time be further amended (the "Code").

                      (2) Such Depositing Stockholder shall be deemed to have instructed, directed and authorized the Trustees to convert a sufficient number of the Company's Class B Common Stock represented by the Voting Trust Certificate or Certificates of such Depositing Stockholder into Common Stock of the Company to the extent necessary to effect such withdrawal, it being understood that under the Company's Restated Certificate of Incorporation dated February 5, 1999 and filed on February 5, 1999 in the office of the Secretary of State of the




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State of Delaware ("Certificate of Incorporation"), the Common Stock so
withdrawn may not thereafter be reconverted into Class B Common Stock of the Company.

                             (3)   A.    Any Depositing Stockholder who shall
               request the withdrawal of shares of Common Stock for purposes of making a sale pursuant to Paragraph 2(a)(1)A. hereof shall, not less than three (3) New York Stock Exchange business days prior to the date on which the closing for the sale of the shares of Common Stock so to be withdrawn and sold is scheduled, deliver to the Trustees (c/o the Company at the address of the Company's principal executive offices), with duplicate copies to the Company, to the Depositary under this agreement and any transfer agent for the Common Stock appointed by the Company (the "Transfer Agent"), a Withdrawal Request substantially in the form prescribed on Exhibit A attached hereto, and, simultaneously with the delivery of such Withdrawal Request or as soon thereafter as practicable (but not less than 48 hours prior to the date of such closing), such Depositing Stockholder (together with the underwriters for such sale, or their representatives, if any) shall furnish to the Trustees (c/o the Company at the address of the Company's principal executive offices), with duplicate copies to the Company, the Depositary and the Transfer Agent, an Instruction Request, substantially in the form prescribed on Exhibit B attached hereto, setting forth the denominations in which certificates for the shares of Common Stock so




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               sold are to be delivered at such closing and the names in which such certificates are to be registered.

                             B. Any Depositing Stockholder who shall request the withdrawal of shares of Common Stock for the purpose of making a transfer to a Charitable Organization or a Charitable Trust pursuant to Paragraph 2(a)(1)B. hereof shall, not less than three (3) New York Stock Exchange business days prior to the date on which the transfer of the shares of Common Stock is to be made, deliver to the Trustees (c/o the Company at the address of the Company's principal executive offices), with duplicate copies to the Company, to the Depositary under this agreement and to the Transfer Agent, a Withdrawal Request, substantially in the form prescribed on Exhibit A-I attached hereto, setting forth the name of the transferee Charitable Organization or Charitable Trust, and, simultaneously with the delivery of such Withdrawal Request or as soon thereafter as practicable (but not less than 48 hours prior to the date of such transfer), such Depositing Stockholder (together with the transferee) shall furnish to the Trustees (c/o the Company at the address of the Company's principal executive offices), with duplicate copies to the Company, the Depositary and the Transfer Agent, an Instruction Request, substantially in the form prescribed on Exhibit B-I attached hereto, setting forth the denominations in which certificates for the shares of Common




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               Stock to be so transferred are to be delivered and the name(s) in which such certificates are to be registered, and, in the case of a transfer to a Charitable Organization, appropriate documentation, addressed to the Trustees, confirming to the satisfaction of the Trustees that contributions thereto are allowed as deductions for federal income, estate or gift tax purposes, or, in the case of a transfer to a Charitable Trust, an opinion from counsel for the Charitable Trust, addressed to the Trustees, confirming that the Charitable Trust is a charitable trust or split-interest trust as described in Section 4947 of the Code.



               (b) In addition to any withdrawal of shares permitted by subparagraph (a) above, a Depositing Stockholder shall be permitted to withdraw, from time to time during the term hereof for any reason, up to an aggregate number of shares of Common Stock of the Company into which Class B Common Stock represented by his Voting Trust Certificate or Certificates is convertible (but not any Class B Common Stock of the Company) free of the terms of this agreement, including the Voting Trust Certificate or Certificates issued hereunder, which equals the greater of (i) 150,000 shares of Common Stock or
(ii) ten percent (10%) of the number of shares of Class B Common Stock originally deposited by such Depositing Stockholder hereunder. Appropriate adjustment shall be made for stock dividends, stock splits or reverse splits of the Class B Common Stock. Any Depositing Stockholder who shall request the withdrawal of shares of Common Stock pursuant to this Paragraph 2(b) shall deliver to the Trustees (c/o the Company at the Company's principal executive offices), with duplicate copies to the Company,




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to the Depositary under this agreement and the Transfer Agent, a Withdrawal
Request substantially in the form prescribed on Exhibit C attached hereto, and, simultaneously with the Withdrawal Request or as soon thereafter as practicable (but not less than 48 hours prior to the date of such withdrawal), an Instruction Request, substantially in the form prescribed on Exhibit B-II attached hereto, setting forth the denominations in which certificates for the shares of Common Stock to be so withdrawn are to be delivered and the names in which such certificates are to be registered.



               (c) The Trustees and the Depositing Stockholders agree that in the event of a pledge permitted by Paragraph 5 of this agreement by a Depositing Stockholder of a Voting Trust Certificate to secure indebtedness due the pledgee, each of Ronald H. Ridgway and James V. Maloney, individually, is hereby authorized for and on behalf of the Trustees, and is hereby made, constituted and appointed as their true and lawful agent and attorney-in-fact, acting separately, for and in the name, place and stead of the Trustees (1) to examine any pledge agreement or power of attorney executed in connection therewith and (2) if such documents are substantially in the form of the General Pledge Agreement ("Pledge Agreement") and Irrevocable Power of Attorney ("Power of Attorney") attached hereto as Exhibit D or in such other form as the Trustees may approve (which approval the Trustees shall not unreasonably withhold), to execute on behalf of the Trustees an Acknowledgement substantially in the form attached hereto as Exhibit E (the "Acknowledgement"). The Trustees shall have the power to designate a replacement or replacements for either or both of the foregoing attorneys-in-fact in their sole discretion. Each of the Secretary for the Voting Trust and the Voting Trustees, or any of them,




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is hereby authorized to certify to any such pledgee the individual or individuals who then act as attorneys-in-fact under this Paragraph 2(c) and any such pledgee shall be entitled to rely on such certification without further inquiry. The Trustees and the Depositing Stockholders further agree that any written notice duly delivered by any such pledgee to any individual or individuals who then act as attorneys-in-fact under this Paragraph 2(c) shall be deemed to constitute notice to the Trustees for purposes of this agreement.


               (d) Each Depositing Stockholder represents, warrants and agrees that, in the event of the execution of an Acknowledgment with respect to him pursuant to Paragraph 2(c) above, (i) the obligations of the Trustees, and the rights of the Depositing Stockholder, under this agreement, including, without limitation, Paragraphs 3, 7, 8, 9 and 10 hereof, are expressly subject to the terms of such Acknowledgement and (ii) he shall hold the Trustees and the person or persons executing the Acknowledgement harmless in connection with any actions pursuant thereto.


               (e) Each Depositing Stockholder agrees that, in the event of a pledge permitted by Paragraph 5 of this agreement by him or by any other Depositing Stockholder of a Voting Trust Certificate to secure indebtedness due the pledgee and until such time as the pledge, or any loan agreement relating to the pledge, is terminated and any related promissory note of the pledgor is repaid, he shall not, whether by affirmative vote, consent, acquiescence, waiver or otherwise, and without one hundred twenty (120) days' prior written notice to the lender, or the prior written consent of the lender, amend this agreement to affect adversely the right of the pledgor (i) to pledge his Voting Trust Certificate or (ii) to convert, or have converted pursuant




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to the pledgor's Power of Attorney, the shares of Class B Common Stock represented by the pledgor's Voting Trust Certificate into Common Stock of the Company and withdraw such Common Stock. Each Depositing Stockholder further acknowledges and agrees that any such lender may rely upon the above representation, warranty and agreement in making any loan or extending any credit to a Depositing Stockholder that is secured by a pledge permitted by Paragraph 5 of this agreement by the Depositing Stockholder of a Voting Trust Certificate to secure indebtedness due the pledgee.

                            VOTING TRUST CERTIFICATES

          3. All certificates for shares of Class B Common Stock in the Company at any time delivered to the Trustees hereunder or thereafter acquired as a result of a distribution of shares of Class B Common Stock as a stock dividend or otherwise shall be held and disposed of by the Trustees under and pursuant to the terms and conditions of this agreement. The Trustees, in exchange for the certificate or certificates so deposited hereunder, will cause to be issued and delivered to the Depositing Stockholder a Voting Trust Certificate or Certificates for the appropriate number of shares of Class B Common Stock substantially in the form prescribed on Exhibit F attached hereto.

          4. Subject to the provisions of Paragraph 1 of this agreement, the Trustees may issue temporary typewritten or printed Voting Trust Certificates conforming generally to the form prescribed on Exhibit F and may cause the same to be exchanged for definitive Voting Trust Certificates in substantially said form when the same are prepared. The Voting Trust Certificates




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may be executed by any one or more of the Trustees on behalf of all said
Trustees. The Trustees, under such rules as they in their discretion may prescribe with respect to indemnity or otherwise, may provide for the issuance and delivery of new Voting Trust Certificates in lieu of lost, stolen or destroyed Voting Trust Certificates or in exchange for mutilated Voting Trust Certificates.

          5. The Voting Trust Certificates shall not be transferred, whether by sale, assignment, gift, bequest, appointment or otherwise except to a Permitted Transferee (as that term is defined in the Company's Certificate of Incorporation) of the Company's Class B Common Stock, and the Voting Trustees shall not register any transfer except in compliance therewith.

          Subject to the foregoing, the Voting Trust Certificates shall be transferable on the books of the Trustees by the holders of record thereof in person or by duly authorized attorney, subject to such regulations as may be established by the Trustees for that purpose, upon surrender thereof at the office of the Trustees, properly endorsed for transfer, and the Trustees may treat the holders of record thereof, or when duly endorsed in blank the bearers thereof, as the owners of Voting Trust Certificates for all purposes whatsoever.

          As a condition of making or permitting any transfer or delivery of stock certificates or Voting Trust Certificates, the trustees may require the payment of a sum sufficient to pay or reimburse them for any stamp tax or other governmental charge in connection therewith or any other charge applicable to such transfer or delivery.

          Every transferee of a Voting Trust Certificate or Certificates shall, by the acceptance thereof, become a party hereto with like force and effect as though an original party




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hereto and shall be embraced within the meaning of the term "Depositing
Stockholders" wherever used herein.

          Notwithstanding anything to the contrary set forth herein, any Depositing Stockholder may pledge his Voting Trust Certificate and, in connection therewith, the shares of Class B Common Stock represented thereby to a pledgee pursuant to a bona fide pledge thereof as collateral security for indebtedness due to the pledgee, provided that the Voting Trust Certificate and such underlying shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Paragraph 5 and of Article III(2)(E) of the Company's Certificate of Incorporation. In the event of foreclosure or other similar action with respect to such collateral by the pledgee, (i) the pledged Voting Trust Certificate may be transferred only to a Permitted Transferee of the pledgor or (ii) the Class B Common Stock represented by such pledged Voting Trust Certificate may be converted into the Common Stock of the Company, and such Common Stock may be withdrawn, free of the terms of this agreement, only pursuant to, and in compliance with, Paragraph 2 of this agreement.

                                 THE DEPOSITARY

         6. The Trustees agree to deposit with BNY Trust Company of Missouri ("BNY") of St. Louis, Missouri, as Depositary hereunder, the Class B Common Stock of the Company transferred in their name; provided, however, that BNY shall first agree in writing that it will, if requested to do so by any Trustee or any Depositing Stockholder, enter its appearance in any suit which may hereafter be brought in the State of Delaware, in which suit the construction,




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interpretation or validity of this Voting Trust Agreement or any portion thereof shall be an issue. The Trustees may, in their absolute discretion, name a new or other Depositary to hold said shares and deliver such shares to any such new or other Depositary. No Depositary hereunder shall incur any liability to any of the parties hereto or to any assignee of the Voting Trust Certificates except for failure to exercise ordinary care in the performance of the duties of Depositary.


         Any Depositary acting hereunder shall be entitled to compensation in such amount as may be fixed from time to time by the Trustees, and shall be reimbursed for all expenses, including counsel fees and liabilities incurred in connection with its duties hereunder.

                                    DIVIDENDS

         7. The holder of each Voting Trust Certificate shall be entitled during the life of this Voting Trust, except as hereinafter provided, to receive from time to time payments equal to the dividends payable in money, if any, received by the Trustees on a number of shares of Class B Common Stock of the Company equal to that called for by such Voting Trust Certificate, less such charges and expenses as are herein authorized to be deducted therefrom and less any income or other taxes required by law to be deducted therefrom.

         The Trustees, instead of themselves receiving and disbursing dividends, may instruct the Company to pay the amount of any dividends upon the shares of Class B Common Stock held by such Trustees hereunder to which such Trustees from time to time become entitled directly to the holders of the outstanding Voting Trust Certificates after deducting any charges and expenses authorized herein and any income or other taxes required by law to be deducted




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therefrom. Payments in respect of each such dividend shall be made according to their respective interests to the holders of outstanding Voting Trust Certificates registered as such at the close of business on the date fixed by the Trustees as a record date for the determination of the Voting Trust Certificate holders entitled to receive payments in respect of such dividends, or, if the Trustees have not fixed such date, to the holders of outstanding Voting Trust Certificates registered as such at the close of business on the date fixed by the Company for the taking of a record to determine those holders of its Class B Common Stock entitled to receive such dividend; provided, however, that the Trustees may at any time or from time to time thereafter instruct the Company to make payment in respect of such dividends to such Trustees.

         At the termination of this Voting Trust, the Trustees shall continue to hold the Class B Common Stock of the Company represented by any Voting Trust Certificate or Certificates issued and outstanding under this agreement and any dividend received on such Class B Common Stock until the surrender of such Voting Trust Certificate or Certificates by the holder or holders thereof.

         8. In case the Trustees shall receive any fully-paid shares of Class B Common Stock of the Company, as a dividend upon the shares of Class B Common Stock held by them hereunder, the Trustees shall hold such shares subject to this agreement and shall issue Voting Trust Certificates, in proportion to their respective interests, to the holders of outstanding Voting Trust Certificates of record at the close of business on the date fixed by the Company as a record date for the determination of the stockholders entitled to receive distribution in respect of such dividend.




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         9.    If any dividend in respect of the deposited Class B Common Stock shall be paid otherwise than in money or in fully-paid Class B Common Stock, the Trustees shall distribute the same in kind ratably among the holders of the outstanding Voting Trust Certificates entitled to receive distribution in respect of such dividend upon payment by each holder of a sum sufficient to reimburse the Voting Trustees for any stamp tax, other governmental charge or other expense to which the Voting Trustees shall have been put, or for which they shall have or will become liable in such connection.


         10. In case any stock of the Company shall be offered for subscription to the holders of the Class B Common Stock, the Trustees, promptly upon receipt of notice of such offer, shall mail a copy of such notice to each holder of record of Voting Trust Certificates with a notice of the number of shares subscribable with respect to the shares of Class B Common Stock represented by his Voting Trust Certificates. Upon receipt by the Trustees, within such time as shall be fixed by the Trustees prior to the last date fixed by the Company for subscription and payment, of a request from any holder of record of a Voting Trust Certificate to subscribe in his behalf and of the amount of money required to pay for a stated number of shares of such stock (not in excess of the number of shares subscribable in respect of the shares represented by such Voting Trust Certificate), the Trustees shall make such subscription and payment. Upon receiving from the Company the certificate for the shares so subscribed for, the Trustees, if such stock be Class B Common Stock, shall hold the same under this agreement and shall issue to such holder Voting Trust Certificates in respect thereof; or if such stock be stock of another class, the Trustees shall deliver the certificate or certificates therefor to such holder. In case the stock offered for




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subscription by the Company be stock other than Class B Common Stock, the
Trustees, in their discretion, may assign such subscription rights, pro rata, to the holders of Voting Trust Certificates in proportion to their respective interests.

         The right of any holder of record of a Voting Trust Certificate to subscribe to additional shares of Class B Common Stock as provided in this Paragraph 10 may be assigned and transferred to any Permitted Transferee and to no other person or entity, and the Trustees shall not be required to exercise such subscription right on behalf of any person who is not a Voting Trust Certificate holder or a Permitted Transferee. Any shares of Class B Common Stock acquired pursuant to a subscription right assigned by a Voting Trust Certificate holder to a Permitted Transferee shall be held by the Trustees subject to all the terms and conditions of this agreement.

                                  VOTING RIGHTS

         11. Until the actual delivery to the holder of Voting Trust Certificates by or on behalf of the Trustees of the stock certificate deposited hereunder in exchange for said Voting Trust Certificates, pursuant to the provisions hereof, the Trustees shall possess and shall be entitled to exercise all the rights and powers of owners of the shares of Class B Common Stock of the Company deposited hereunder, to vote for every purpose and to consent to any and all corporate acts of the Company guided by the Statement of Policy, it being expressly stipulated that no right to vote or to consent or to be consulted in respect to all such deposited Class B Common Stock is created in or passes to the holder of any Voting Trust Certificate by or under any such Voting




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Trust Certificate, or by or under this agreement, or by or under any other agreement, express or implied; provided, however, that upon any proposal for (i) the dissolution of the Company, (ii) the sale, lease, exchange or other disposition, other than by mortgage, deed of trust or pledge, of all, or substantially all, the property and assets of the Company, (iii) the merger, consolidation, or recapitalization of the Company, or (iv) any other proposal which, under Articles III (2) G, V (5), VIII, IX (2) and (4), XII, XIII, XIV (3) and (4) or XVI of the Certificate of Incorporation of the Company, requires the affirmative vote of the holders of record of at least a majority of the aggregate voting power of the Class B Common Stock separately or together with the Common Stock, the Trustees shall promptly notify all holders of Voting Trust Certificates hereunder, and the Trustees shall not vote any share or shares of such Class B Common Stock upon any such proposal except in accordance with the written direction of the holder or holders of the Voting Trust Certificates issued in respect of such share or shares of Class B Common Stock.

                                  THE TRUSTEES

         12. Except as provided in Paragraph 11, the Trustees shall vote the shares of Class B Common Stock held by them or take any other action with respect to such shares of Class B Common Stock as a unit in accordance with the determination of a majority of the then acting Trustees; provided that such majority shall include two out of three of EMILY RAUH PULITZER, MICHAEL E. PULITZER and DAVID E. MOORE or their successors as Trustees, as designated as provided in the first paragraph of Paragraph 13; and further provided, however, that in the event of a tie vote among the then acting Trustees or in the event that a majority of the




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Trustees does not include two out of three of EMILY RAUH PULITZER, MICHAEL E.
PULITZER and DAVID E. MOORE or their successors as Trustees, as designated as provided in the first paragraph of Paragraph 13, as to any matter, the Trustees shall promptly notify all holders of Voting Trust Certificates hereunder, and the Trustees shall not vote any share or shares of Class B Common Stock of the Company deposited hereunder with respect to that matter except in accordance with the written direction of the holder or holders of the Voting Trust Certificates issued in respect of such share or shares of Class B Common Stock.


         The Trustees may meet at such time as they may determine, with such notice as their rules may provide, and may act without a meeting by a writing embodying their action. The Trustees may adopt their own rules of procedure. At any meeting of the Trustees, any Trustee may vote in person or by proxy given to any other Trustee, and any Trustee may give powers of attorney to any other Trustee to sign for him any instrument expressing the actions of the Trustees. The Trustees may vote by proxy at any meeting of the stockholders of the Company, if the Trustees so elect, provided that such proxy be signed by at least a majority of the then acting Trustees.

         13. Subject to the provisions of subparagraph (a) hereof, EMILY RAUH PULITZER, MICHAEL E. PULITZER and DAVID E. MOORE shall serve as Trustees, whether or not they serve or continue to serve as Company officers, and each shall be permitted to appoint a successor as Trustee to act in the event of his or her resignation or inability for any reason to act as Trustee hereunder. Any successor Trustee appointed as provided hereunder shall have the same rights and powers as if originally named herein, and any such successor or successors shall




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similarly be authorized to appoint a successor as Trustee in the event of the resignation or inability of such successor or successors to act as Trustee hereunder. Any appointment of a successor Trustee hereunder shall be made by written instrument signed and acknowledged by the Trustee making such appointment and filed with the Trustees acting hereunder and may be revoked by such Trustee at any time before the appointment becomes operative.


         ROBERT C. WOODWORTH, President and Chief Executive Officer, RONALD H. RIDGWAY, Senior Vice President-Finance, and COLE C. CAMPBELL, Editor - St. Louis Post-Dispatch, shall serve as such Trustees so long and only so long as they occupy the above-described positions with the Company (or, in the case of Cole
C. Campbell, the St. Louis Post- Dispatch) now held by them, respectively. Should any of them resign, retire, become deceased or otherwise cease to act in the position with the Company (or, in the case of Cole C. Campbell, the St. Louis Post-Dispatch), now held by him as above described, the person appointed to the position in the Company (or the St. Louis Post-Dispatch) held by such Trustee shall become Trustee in his place and stead by signifying his acceptance of such trusteeship, it being the intention of this agreement that the persons holding the Company positions of Chairman of the Board, Chief Executive Officer and Senior Vice President-Finance and the position of Editor - St. Louis Post-Dispatch shall always be Trustees and that in the event of a vacancy occurring in any of these positions, the corresponding trusteeship shall remain vacant until the position is filled.

         In the event MICHAEL E. PULITZER resigns, retires or otherwise ceases to act in the position of Chairman of the Board, the person appointed to the position of Chairman of the Board shall become an additional Trustee (provided he is not already a Trustee) by signifying his acceptance of such trusteeship and shall serve as such Trustee so long as he occupies the position of Chairman of the Board and should he resign, retire, become deceased or cease to act in such position with the Company the next person appointed to the position of Chairman of the Board shall become Trustee in his place and stead by signifying his acceptance of such trusteeship.

         Pending the appointment of a successor Trustee to fill any vacancy, the Trustees then remaining in office shall possess and may exercise all the powers of the Trustees hereunder.

         Notwithstanding any vacancy or change in the Trustees, the certificate or certificates for shares of Class B Common Stock of the Company standing in the name of the Trustees may be endorsed and transferred by any Trustees or successor Trustees then acting.

         (a) Each of EMILY RAUH PULITZER, MICHAEL E. PULITZER and DAVID E. MOORE (individually, "Initial Depositing Stockholder"), or his or her respective successor Trustee designated by him or her or his or her successors as Trustee, shall continue to serve as Trustee hereunder only so long as the Initial Depositing Stockholder and his or her Family (as defined below) hold Voting Trust Certificates representing 20% or more of the Class B Common Stock originally deposited by the Initial Depositing Stockholder and his or her Family hereunder. Appropriate adjustment shall be made for stock dividends, stock splits, or reverse splits of the Class B Common Stock. For purposes of this subparagraph (a), the term "Family" shall mean the persons and entities which shall have any of the following relationships to an Initial Depositing
Stockholder: (i) spouse or former spouse, (ii) lineal descendant of such Initial Depositing Stockholder or of the spouse or former spouse of such Initial Depositing Stockholder, (iii) spouse or former spouse of any such lineal descendant, (iv) trust established either before or after the date of this agreement by such Initial Depositing Stockholder or any of the foregoing, (v) trust established either before or after the date of this agreement of which any of the foregoing is a grantor and which is a Permitted Transferee or (vi) the estate of any of the foregoing persons. All references in the foregoing sentence to "spouse or former spouse" shall include a deceased spouse.

         14. The Trustees may employ counsel and incur other indebtedness or expenses deemed necessary by them for the proper discharge of their duties and shall be reimbursed for any such expenses by the Voting Trust Certificate holders, and to that end shall be entitled to deduct on a pro rata basis any such indebtedness or expenses incurred by them from the dividends received by them or to which they may become entitled on Class B Common Stock of the Company deposited hereunder before paying or causing such dividends to be paid to the Voting Trust Certificate holders.

         15. The Depositing Stockholders expressly agree that any Trustee may at the same time be an officer, director, consultant, agent, or employee of the Company or of any affiliated or subsidiary company, and may be or become pecuniarily interested in his personal capacity, either directly or indirectly, in any matter or transaction to which the Company or any affiliated or subsidiary company may be a party or in which it may be concerned to the same extent as though he were not a Trustee.

         The Depositing Stockholders likewise expressly agree that any Trustee may, for his personal account or otherwise, either acquire from or sell to the Company, any affiliated or subsidiary company or any stockholder shares of stock or other securities of the Company or Voting Trust Certificates to the same extent as though he were not a Trustee.

         The Depositing Stockholders likewise expressly agree that the Company or any affiliated or subsidiary company may either acquire from or sell to any Trustee, for his personal account or otherwise, shares of stock or other securities of the Company or Voting Trust Certificates to the same extent as though he were not a Trustee.

         The Depositing Stockholders likewise expressly agree that any Trustee may, in his personal capacity or otherwise, become a Voting Trust Certificate holder either by depositing hereunder any certificate or certificates for shares of Class B Common Stock now or at any time hereafter owned by him or by acquiring any Voting Trust Certificate and, as such Voting Trust Certificate holder, shall be entitled to exercise all rights and options conferred upon Voting Trust Certificate holders under this agreement to the same extent as though he were not a Trustee.

         The Depositing Stockholders recognize that the Trustees who are respectively the Chairman of the Board, Chief Executive Officer, Senior Vice President-Finance and Editor - St. Louis Post-Dispatch do at this time receive, and such Trustees and their successors will hereafter be entitled to receive, substantial compensation for their services as officers or employees of the Company or its subsidiaries, that David E. Moore acts as a Director of, and consultant to, the Company and is compensated for his services and that Emily Rauh Pulitzer acts as a Director of, and consultant to, the Company and is compensated for her services (the "Compensated Trustees").

         The Depositing Stockholders accordingly do expressly agree that the Compensated Trustees may continue to receive such compensation, of whatever character, as is provided by their existing contracts, if any, with the Company or its subsidiaries, with complete propriety and without disqualifying themselves to act as Trustees hereunder; and they do further expressly agree that upon the expiration of the existing contracts, if any, with the Compensated Trustees, or sooner by mutual agreement, the Company, or its subsidiaries and such Compensated Trustees, may enter into new contracts which may change or increase their compensation, because of changing circumstances and responsibilities. The Depositing Stockholders recognize that it would be unfair to limit in any way the right of the Compensated Trustees to adequate compensation for their services to the Company or its subsidiaries. The Depositing Shareholders further recognize that, in order to carry out the purposes of this agreement, it is, or may be, necessary that the Compensated Trustees act at the same time as Trustees hereunder, as Directors of the Company, and as officers, consultants or employees of the Company or its subsidiaries; and they do agree that the qualifications or eligibility of the Compensated Trustees so to act in any of these capacities shall not be impaired by reason of the fact that they act in the other capacities also. All and singular the provisions of this paragraph shall apply with equal force to any and all successor Trustees under the provisions of Paragraph 13 hereof.

         The Compensated Trustees shall not be entitled to compensation for their services as Trustees hereunder, but the successor or successors to Emily Rauh Pulitzer, Michael E. Pulitzer and David E. Moore designated as provided in the first paragraph of Paragraph 13 hereof shall be entitled to compensation for their services hereunder equal to the compensation paid by the Company to its outside directors for their services to the Company as directors.

         16. In voting or giving directions for voting the shares of Class B Common Stock deposited hereunder or in exercising any consent with respect thereto, the Trustees will exercise their best judgment, guided by the Statement of Policy, as set forth in the preamble hereto, from time to time, to select suitable Directors of the Company to the end that the affairs of the Company shall be properly managed in the interest of its stockholders, and in voting or giving directions for voting and acting on other matters for stockholders' action the Trustees will exercise like judgment, guided by the Statement of Policy; provided, however, that the Trustees assume no responsibility in respect of such management or in respect to any action taken by them or taken in pursuance of their consent thereto, or in pursuance of their votes, and no Trustee shall incur or be under any liability as the holder of securities of the Company as Trustee, fiduciary or otherwise, by reason of any error of law or any error in the construction of this agreement or of any matter or thing done or suggested or omitted to be done in this agreement, except for his own individual malfeasance or wilful neglect.

         No bond shall be required of any Trustee for the performance of his services as such.

                               GENERAL PROVISIONS

         17. This agreement and all covenants herein contained shall inure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns.

         18. Any written notice required to be given under this agreement shall be deemed to have been given and received if deposited in the United States mail in a postpaid wrapper addressed as follows:

         In case of a notice to the Trustees or to the Company, addressed to the Trustees or to the Company, as the case may be, at the office of the Company.

         In case of a notice to a Voting Trust Certificate holder, addressed to such Certificate holder at his or her last address appearing on the records of the Trustees.

         19. This agreement and the Voting Trust Certificates issued hereunder may be amended upon the consent in writing of the holders of sixty-six and two-thirds percent (66-2/3%) in interest of the Voting Trust Certificates then issued and outstanding under this agreement; provided, however, that no amendment which shall have the effect of extending the time for termination of this Voting Trust Agreement shall be made without the consent in writing of the holders of all the then issued and outstanding Voting Trust Certificates.

         20. This agreement shall be binding upon each of the parties executing the same from the date of its execution by such party. The trust created hereunder shall be effective as of the date hereof, and this agreement and the trust created hereunder shall remain in full force and effect until the 18th day of March, 2009, but shall terminate prior to that date upon the dissolution of the Company. This agreement and the trust created hereunder may be terminated at any time with the consent in writing of the holders of sixty-six and two-thirds percent (66-2/3%) in interest of the Voting Trust Certificates then issued and outstanding under this agreement.

         21. The invalidity or unenforceability of any term or provision of this agreement shall not affect the validity of the remainder hereof.

         22. The term "Trustee" or "Trustees" wherever used herein means the trustee or trustees for the time acting, and shall include the successor trustee or trustees.

         23. The Trustees hereby accept the trusts in this agreement declared and provided and agree faithfully to perform the same upon the terms and conditions hereinabove set forth.

         24. All questions concerning the validity and administration of this agreement, and the trust created hereunder, shall be determined under the law of the State of Delaware.

         25. This agreement may be executed by the parties herein, or any of them, in any number of counterparts, with the same force and effect as if they had all executed the same instrument.

         26. The definitions herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

                                POWER OF ATTORNEY

         27. In order to facilitate the execution and filing with the Securities and Exchange Commission of a Schedule 13-D, including any and all amendments thereto, with respect to this Voting Trust, each of the Depositing Stockholders hereby grants to each of the Trustees and James V. Maloney the following power of attorney for the limited purposes set forth herein.

         Each of the Depositing Stockholders hereby irrevocably constitutes and appoints each of the Trustees and James V. Maloney (individually, the "Attorney"), acting singly, the true and lawful agent and attorney-in-fact of the Depositing Stockholder, with full power and authority, in the Depositing Stockholder's name, place and stead, to execute and deliver, on behalf of the Depositing Stockholder at any time a Schedule 13-D, or any and all amendments thereto, with all exhibits thereto and other documents in connection therewith, as required by the securities laws, the execution and delivery by the Attorney of such Schedule 13-D or amendments thereto being conclusive evidence that such execution and delivery were authorized hereby.

         It is expressly understood and intended by each of the Depositing Stockholders that the power of attorney granted in this Paragraph 27 (the "13-D Power of Attorney") is coupled with an interest, is irrevocable and shall in all respects constitute a durable power of attorney. This 13-D Power of Attorney shall survive the death or incapacity of the Depositing Stockholder, or if the Depositing Stockholder is a partnership, corporation, trust or other entity, the dissolution, liquidation or termination thereof, or the assignment of any or all of the Depositing Stockholder's Voting Trust Certificates. This 13-D Power of Attorney shall terminate upon the later to occur of (i) the last Schedule 13-D filing, including any and all amendments thereto, as required by the securities laws, with respect to this Voting Trust or (ii) thirty (30) days immediately following the termination of this agreement or the date the Depositing Stockholder shall cease to be a Depositing Stockholder, as the case may be.

         IN WITNESS WHEREOF, the Trustees and the Depositing Stockholders have hereunto set their hands and seals as of the day and year first above written.


                                         TRUSTEES


                                         /s/ Cole C. Campbell
                                         --------------------------------
                                         Cole C. Campbell


                                         /s/ David E. Moore
                                         --------------------------------
                                         David E. Moore


                                         /s/ Emily Rauh Pulitzer
                                         --------------------------------
                                         Emily Rauh Pulitzer


                                         /s/ Michael E. Pulitzer
                                         --------------------------------
                                         Michael E. Pulitzer


                                         /s/ Ronald H. Ridgway
                                         --------------------------------
                                         Ronald H. Ridgway


                                         /s/ Robert C. Woodworth
                                         --------------------------------
                                         Robert C. Woodworth

                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------


Emily Rauh Pulitzer,
  James V. Maloney and William
  Bush, Successor Trustees of
  Marital Trust A U/T Joseph
  Pulitzer, Jr. dtd 6/12/74,
  as amended 10/20/92


By:  /s/ Emily Rauh Pulitzer                   March 18, 1999
     ----------------------------
     Emily Rauh Pulitzer, Trustee


By:  /s/ James V. Maloney                      March 18, 1999
     ----------------------------
     James V. Maloney, Trustee


By:  /s/ William Bush                          March 18, 1999
     ----------------------------                                         -----------
     William Bush, Trustee

Emily Rauh Pulitzer,
  James V. Maloney and William
  Bush, Successor Trustees of
  Marital Trust B U/T Joseph
  Pulitzer, Jr. dtd 6/12/74,
  as amended 10/20/92


By:  /s/ Emily Rauh Pulitzer                   March 18, 1999
     ----------------------------
     Emily Rauh Pulitzer, Trustee


By:  /s/ James V. Maloney                      March 18, 1999
     ----------------------------
     James V. Maloney, Trustee


By:  /s/ William Bush                          March 18, 1999
     ----------------------------                                         -----------
     William Bush, Trustee


                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------



/s/ Emily Rauh Pulitzer                        March 18, 1999
---------------------------------                                         ------------------
Emily Rauh Pulitzer


Emily Rauh Pulitzer, as Trustee
   of the Pulitzer Family Trust


By:  /s/ Emily Rauh Pulitzer                   March 18, 1999
     ----------------------------                                         ------------------
     Emily Rauh Pulitzer


/s/ David E. Moore                             March 18, 1999
---------------------------------                                         ------------------
David E. Moore


David E Moore, Tr. David E. Moore
   1998 Grantor Annuity Trust
   dtd 2/5/98


By:  /s/ David E. Moore                        March 18, 1999
     ----------------------------                                         ------------------
     David E. Moore, Trustee



---------------------------------              -----------                ------------------
Katherine C. Moore



---------------------------------              -----------                ------------------
Richard W. Moore



---------------------------------              -----------                ------------------
Barbara F. Moore


                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------



---------------------------------              -----------                ------------------
David E. Moore, Jr



---------------------------------              -----------                ------------------
Timothy P. Moore



---------------------------------              -----------                ------------------
Deborah Moore



---------------------------------              -----------                ------------------
Kate C. Moore



---------------------------------              -----------                ------------------
Alexander F. Moore



---------------------------------              -----------                ------------------
Meredith C. Moore



Michael E. Pulitzer, Tr.
  U/A dtd 3/22/82 F/B/O
  Michael E. Pulitzer


By:  /s/ Michael E. Pulitzer                   March 18, 1999
     ----------------------------                                         ------------------
     Michael E. Pulitzer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

Richard A. Palmer, as Trustee
   U/A dtd 8/16/83 F/B/O
   Michael E. Pulitzer


By:  /s/ Richard A. Palmer
     ----------------------------              March 18, 1999             ------------------
     Richard A. Palmer, Trustee


The Ceil and Michael E.
  Pulitzer Foundation, Inc.


By:  /s/ Michael E. Pulitzer                   March 18, 1999
     ----------------------------                                         ------------------
     Michael E. Pulitzer, President


Cecille Stell Pulitzer, Trustee U/I
  Cecille Stell Pulitzer dtd 7/19/91


By:
     ----------------------------              -----------                ------------------
     Cecille Stell Pulitzer, Trustee


---------------------------------                                         ------------------
Michael E. Pulitzer, Jr.



---------------------------------              -----------                ------------------
Ramelle C. Pulitzer



---------------------------------              -----------                ------------------
Robert Stair Pulitzer



                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------


---------------------------------              -----------                ------------------
Elizabeth E. Pulitzer Voges



---------------------------------              -----------                ------------------
Christina H. Eisenbeis


Mark C. Eisenbeis, Trustee of the
  Mark Eisenbeis Trust dtd 7/19/91


By:
     ----------------------------              -----------                ------------------
     Mark C. Eisenbeis, Trustee



---------------------------------              -----------                ------------------
Catherine Dory Culver



---------------------------------              -----------                ------------------
Joseph Pulitzer IV


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 11/3/87 F/B/O Bianca
   Pulitzer


By:  /s/ William Bush
     ----------------------------              March 18, 1999
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

James V. Maloney and William
   Bush, Trustee Bianca Pulitzer
   1998 Family Trust U/I dtd
   2/9/98


By:  /s/ James V. Maloney                      March 18, 1999
     ----------------------------                                         ------------------
     James V. Maloney


By:  /s/ William Bush                          March 18, 1999
     ----------------------------                                         ------------------
     William Bush, Trustee


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 11/3/87 F/B/O Elinor
   Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 11/3/87 F/B/O Elkhanah
   Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


James V. Maloney and William
   Bush, Trustee Elkhana Pulitzer
   1998 Family Trust U/I dtd
   2/9/98


By:  /s/ James V. Maloney                      March 18, 1999
     ----------------------------
     James V. Maloney


By:  /s/ William Bush                          March 18, 1999
     ----------------------------                                         ------------------
     William Bush, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 11/3/87 F/B/O Joseph
   Pulitzer V


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 10/19/90 F/B/O
   Clarissa Reed Dore Golding


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 3/12/96 F/B/O
   Harrison Stell Golding


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 1/14/88 F/B/O Michael
   E. Pulitzer III


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 1/14/88 F/B/O Philip
   Sherwood Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 1/14/88 F/B/O Samuel
   Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 1/14/88 F/B/O Sarah
   G. Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


William Bush and Richard A. Palmer
  as Trustees U/I
   dtd 1/14/88 F/B/O
   Theodosia Cochrane Pulitzer


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 10/21/93 F/B/O
   Grayson Carrol Voges


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee


William Bush and Richard A.
   Palmer, as Trustees U/I
   dtd 5/4/90 F/B/O Shelton
   Campbell Voges III


By:  /s/ William Bush                          March 18, 1999
     ----------------------------
     William Bush, Trustee


By:  /s/ Richard A. Palmer                     March 18, 1999
     ----------------------------                                         ------------------
     Richard A. Palmer, Trustee




---------------------------------              -----------                ------------------
Ramelle C. Pulitzer, as Custodian
   for Theodosia C. Pulitzer Under
   the NC Uniform Transfers to Minors Act




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------


---------------------------------              -----------                ------------------
Ramelle C. Pulitzer, as Custodian
   for Phillip S. Pulitzer Under
   the NC Uniform Transfers to Minors Act



---------------------------------              -----------                ------------------
Ramelle C. Pulitzer, as Custodian
   for Michael E. Pulitzer, III Under
   the NC Uniform Transfers to Minors Act




---------------------------------              -----------                ------------------
Richard W. Moore, as Custodian
   for Anne L. Moore Under
   the New York Uniform Transfers to Minors Act




---------------------------------              -----------                ------------------
Barbara F. Moore as Custodian
   for Anne L. Moore Under
   the New York Uniform Transfers to Minors Act




---------------------------------              -----------                ------------------
David E. Moore, Jr., as Custodian
   for Alida Livingston Moore Under
   the Unified Gifts to Minors Act of Minnesota




                                                                          No. of Deposited
Depositing                                     Date of                    Shares of Class
Stockholders                                   Execution                  B Common Stock
------------                                   ---------                  --------------

---------------------------------              -----------                ------------------
David E. Moore, Jr., as Custodian
   for Clement Clarke Moore Under
   the Unified Gifts to Minors Act of
   Minnesota




---------------------------------              -----------                ------------------
Timothy P. Moore, as Custodian
   for Elisabeth W. Moore Under
   the Unified Gifts to Minors
   Minors Act of Massachusetts




---------------------------------              -----------                ------------------
Deborah W. Moore, as Custodian
   for Elizabeth W. Moore Under
   the Unified Gifts to Minors
   Minors Act of Massachusetts




---------------------------------              -----------                ------------------
Timothy P. Moore, as Custodian
   for Zachary P. Moore Under
   the Unified Gifts to Minors
   Minors Act of Massachusetts



---------------------------------              -----------                ------------------
Deborah W. Moore, as Custodian
   for Zachary P. Moore Under
   the Unified Gifts to Minors
   Minors Act of Massachusetts


                                                                       EXHIBIT A


     A "Withdrawal Request" as referred to in subparagraph (a)(3)A. of Paragraph 2 of the Voting Trust Agreement, shall be in the following form:


                               WITHDRAWAL REQUEST


                                                        Dated______________,____



To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri 63101



     The undersigned hereby requests the withdrawal of ___________ shares of Common Stock of Pulitzer Inc. (the "Company"), into which is convertible all or part of the shares of Class B Common Stock of the Company represented by the enclosed Voting Trust Certificate(s) No(s). _________________registered in the undersigned's name, which shares of Common Stock the undersigned has sold in accordance with the provisions of subparagraph (a)(1)A. of Paragraph 2 of the Voting Trust Agreement.

     You are authorized and directed by the undersigned to convert into the above number of shares of Common Stock the requisite number of shares of Class B Common Stock represented by the enclosed Voting Trust Certificate(s), it being understood by the undersigned that, under the Company's Restated Certificate of Incorporation, Common Stock may not thereafter be reconverted into Class B Common Stock of the Company.

     The undersigned hereby represents and warrants to, and agrees with, you, the Company and First Chicago Trust Company of New York, as the Transfer Agent for the Common Stock, that: (i) the sale of the shares of Common Stock referred to in the first paragraph hereof is being made in compliance with subparagraph
(a)(1)A. of Paragraph 2 of the Voting Trust Agreement; (ii) the closing of such sale will be held on _______ __, ____ and further information concerning the time and place of such closing, as well as the denominations and registrations of certificates to be delivered thereat in accordance with subparagraph
(a)(3)A. of Paragraph 2 of the Voting Trust Agreement, will be delivered to the Company, BNY Trust Company of Missouri ("the Depositary") and the Transfer Agent not less than 48 hours prior to such closing date; (iii) all conditions in Paragraph 2 of the Voting Trust Agreement as to the withdrawal of the shares of Common Stock requested hereby, to be satisfied by the undersigned, have been, or will, prior to such closing, be, satisfied, and all procedures set forth therein, to be complied with by the undersigned, have been, or prior to such closing will be, complied with; and (iv) any additional documents, opinions of legal counsel, or other materials reasonably required of the undersigned by you, the Company, the Depositary or the Transfer Agent in connection with the matters that are the subject of this Withdrawal Request will be furnished by the undersigned at or in advance of the closing.


                                   __________________________________________
                                   [Name]

cc:   (1)  Pulitzer Inc.
      (2)  Depositary
      (3)  Transfer Agent

                                                                     EXHIBIT A-I


     A "Withdrawal Request" as referred to in subparagraph (a)(3)B. of Paragraph 2 of the Voting Trust Agreement, shall be in the following form:


                               WITHDRAWAL REQUEST


                                                     _____________, 1999

To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri 63101


     The undersigned hereby requests the withdrawal of __________ shares of Common Stock of Pulitzer Inc. (the "Company"), into which is convertible all or part of the shares of Class B Common Stock of the Company represented by the enclosed Voting Trust Certificate(s) No(s). __________________ registered in the undersigned's name, which shares of Common Stock the undersigned is transferring in accordance with the provisions of subparagraph (a)(1)B. of Paragraph 2 of the Voting Trust Agreement.

     You are authorized and directed by the undersigned to convert into the above number of shares of Common Stock the requisite number of shares of Class B Common Stock represented by the enclosed Voting Trust Certificate(s), it being understood by the undersigned that, under the Company's Restated Certificate of Incorporation, Common Stock may not thereafter be reconverted into Class B Common Stock of the Company.

     The undersigned hereby represents and warrants to, and agrees with, you, the Company and First Chicago Trust Company of New York, as the Transfer Agent for the Common Stock, that: (i) the transfer of the shares of Common Stock referred to in the first paragraph hereof is being made in compliance with subparagraph (a)(1)B. of Paragraph 2 of the Voting Trust Agreement; (ii) such transfer is expected to occur on ________________ and further information concerning such transfer, as well as the denominations and registrations of certificates to be transferred in accordance with subparagraph (a)(3)B. of Paragraph 2 of the Voting Trust Agreement, will be delivered to the Company, BNY Trust Company of Missouri (the "Depositary") and the Transfer Agent not less than 48 hours prior to such date; (iii) all conditions in Paragraph 2 of the Voting Trust Agreement as to the withdrawal of the shares of Common Stock requested hereby, to be satisfied by the undersigned, have been, or will, prior to such transfer, be, satisfied, and all procedures set forth therein, to be complied with by the undersigned, have been, or prior to such transfer will be complied with; and (iv) any additional documents, opinions of legal counsel, or other materials reasonably required of the undersigned by you, the Company, the Depositary or the Transfer Agent in connection with the matters that are the subject of this Withdrawal Request will be furnished by the undersigned at or in advance of the transfer.




                                                               _________________
                                                                      Name

cc:  (1)  Pulitzer Inc.
     (2)  Depositary
     (3)  Transfer Agent

                                                                       EXHIBIT B

                             INSTRUCTION REQUEST

                                                 Dated _______________, ____


To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri 63101

   The undersigned hereby requests that the stock certificates representing the ____________ shares of Common Stock, $.01 par value, of Pulitzer Inc., being withdrawn from the provisions of the Voting Trust Agreement pursuant to subparagraph (a)(1)(A). of Paragraph 2 thereof, under a Withdrawal Request dated _______________ and duly executed and delivered to the Trustees by the undersigned, be issued and registered in the following names and denominations.

         Names                           Denominations
         -----                           -------------
















                                 __________________________________
                                 Name



cc: (1) Pulitzer Inc.
    (2) Depositary
    (3) Transfer Agent

                                                                     EXHIBIT B-I


                              INSTRUCTION REQUEST

                                                          Dated___________,____


To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri  63101


     The undersigned hereby requests that the stock certificates representing the shares of Common Stock, $.01 par value, of Pulitzer Inc., being withdrawn from the provisions of the Voting Trust Agreement pursuant to subparagraph (a)(1)B. of Paragraph 2 thereof, under a Withdrawal Request dated and duly executed and delivered to the Trustees by the undersigned, be issued and registered in the following names and denominations.


           Names                             Denominations
           -----                             -------------










                                             ---------------------------------
                                                            Name


cc:  (1) Pulitzer Inc.
     (2) Depositary
     (3) Transfer Agent

                                                                    EXHIBIT B-II


                              INSTRUCTION REQUEST

                                                         Dated____________,____


To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri  63101


     The undersigned hereby requests that the stock certificates representing the shares of Common Stock, $.01 par value, of Pulitzer Inc., being withdrawn from the provisions of the Voting Trust Agreement pursuant to subparagraph (b) of Paragraph 2 thereof, under a Withdrawal Request dated and duly executed and delivered to the Trustees by the undersigned, be issued and registered in the following names and denominations.


           Names                             Denominations
           -----                             -------------










                                             ---------------------------------
                                                            Name


cc:  (1) Pulitzer Inc.
     (2) Depositary
     (3) Transfer Agent

                                                                       EXHIBIT C


     A "Withdrawal Request" as referred to in subparagraph (b) of Paragraph 2 of the Voting Trust Agreement, shall be in the following form:

                               WITHDRAWAL REQUEST

                                                        Dated____________,_____


To Trustees
Under Voting
Trust Agreement
Dated as of March 18, 1999
("Voting Trust Agreement")
c/o Pulitzer Inc.
900 North Tucker Boulevard
St. Louis, Missouri  63101


     The undersigned hereby requests the withdrawal of               shares of
Common Stock of Pulitzer Inc. (the "Company"), into which is convertible all or part of the shares of Class B Common Stock of the Company represented by the
enclosed Voting Trust Certificate(s) No(s).               registered in the
undersigned's name, which shares of Common Stock the undersigned has withdrawn in accordance with the provisions of subparagraph (b) of Paragraph 2 of the Voting Trust Agreement.

     You are authorized and directed by the undersigned to convert into the above number of shares of Common Stock the requisite number of shares of Class B Common Stock represented by the enclosed Voting Trust Certificate(s), it being understood by the undersigned that, under the Company's Restated Certificate of Incorporation, Common Stock may not thereafter be reconverted into Class B Common Stock of the Company.

     The undersigned hereby represents and warrants to, and agrees with you, the Company and First Chicago Trust Company of New York, as the Transfer Agent for the Common Stock, that: (i) the number of shares to be withdrawn in accordance with subparagraph (b) of Paragraph 2 of the Voting Trust Agreement (a "Paragraph 2(b) Withdrawal"), when aggregated with all other previous Paragraph 2(b) Withdrawals by the undersigned, does not exceed the limitation on the number of shares of Common Stock which may be withdrawn pursuant thereto; (ii) all conditions in Paragraph 2 of the Voting Trust Agreement as to the withdrawal of the shares of Common Stock requested hereby, to be satisfied by the undersigned, have been, or will, prior to such withdrawal, be, satisfied, and all procedures set forth therein, to be complied with by the undersigned, have been, or prior to such withdrawal will be, complied with; and
(iii) any additional documents, opinions of legal counsel, or other materials reasonably required of the undersigned by you, the Company, BNY Trust Company of Missouri, as Depositary, or the Transfer Agent in connection with the matters that are the subject of this Withdrawal Request will be furnished by the undersigned at or in advance of the withdrawal.



                                                          ______________________
                                                          [Name}


cc:  (1)  Pulitzer Inc.
     (2)  Depositary
     (3)  Transfer Agent

                                                                       EXHIBIT D


                            GENERAL PLEDGE AGREEMENT

     As collateral security for the payment of all indebtedness, obligations
or liabilities of the undersigned to                                ("Bank"),
under the                  dated the date hereof (the "Loan Agreement") between
the undersigned and Bank and for the payment of the Promissory Note ("Note") executed by the undersigned pursuant thereto (collectively called "liabilities"), the undersigned hereby pledges and delivers and/or gives to Bank a general lien upon and/or right of set-off as to the following: all the securities, hereinafter set forth and described in the Collateral Schedule (as defined herein), together with all stock splits, stock dividends or other distributions of stock or other securities thereon (collectively the "collateral security"). Any reference herein to the Collateral Schedule shall mean and be deemed to include the Collateral Schedule executed by the undersigned and delivered to Bank concurrently herewith and any additional or superseding Collateral Schedule executed and delivered by the undersigned in favor of and to Bank, provided Bank shall have delivered a copy thereof to the Voting Trustees under the Voting Trust Agreement referred to below by delivery to the individual(s) designated to receive notice on behalf of the Voting Trustees pursuant to Paragraph 2(e) of the Voting Trust Agreement.

     If at any time any collateral security shall become unsatisfactory to Bank by reason of decline in value thereof in the opinion of Bank, or for any other reason, the Bank may demand at any time or from time to time the pledge and deposit with Bank of such additional collateral security, or such payment on account, as will be satisfactory to Bank in accordance with the Loan Agreement.

     Subject to the provisions of the Power of Attorney granted by the undersigned to Bank on the date thereof (the "Power of Attorney") and the provisions of Paragraphs 2 and 5 of the Voting Trust Agreement referred to therein (the "Voting Trust Agreement"), upon the occurrence of an Event of Default under the Loan Agreement, Bank may (1) appropriate and apply toward the payment and discharge of any such liability, moneys on deposit or otherwise held by Bank for the account of, to the credit of, or belonging to the undersigned, (2) sell or cause to be sold any collateral security, and (3) exercise any or all the rights and remedies of a secured party under the
Uniform Commercial Code of the State of              (the "Code"). Any sale of
collateral may be made without demand of performance and any requirement of the Code for reasonable notice to the undersigned shall be met if such notice is mailed, postage prepaid, to the undersigned at his address as it appears herein or as last shown on the records of Bank at least five business days before the time of sale, disposition or other event, giving rise to the notice. The undersigned agrees it shall be reasonable for the Bank to sell the collateral security on credit for present or future delivery without any assumption of any credit risk. In case of a public sale, notice published by Bank for ten days in a newspaper of general circulation in the city
of                shall be sufficient. The proceeds of any sale, or sales, of collateral security shall be applied by Bank in the following order: (1) to expenses, including expense for any legal services, arising from the enforcement of any of the provisions hereof, or of any of the liabilities, or of any actual or attempted sale; (2) to the payment of or the reduction of any liability of any of the undersigned to Bank with the right of Bank to distribute or allocate such proceeds as Bank shall elect, and its determination with respect to such allocation shall be conclusive, however making proper rebate of interest or discount in case of allocation to any item not due; (3) to the payment of any surplus remaining after payment of the amounts mentioned, to the undersigned or to whomsoever may be lawfully entitled thereto. If any deficiency arises upon any such sale or sales, the undersigned agrees to pay the amount of such deficiency promptly upon demand with legal interest. Notwithstanding that Bank may continue to hold the collateral security and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full of principal and interest of any balance of the liabilities and expenses any time unpaid.

     Subject to compliance with the provisions of the Loan Agreement, the Power of Attorney and Paragraphs 2 and 5 of the Voting Trust Agreement (including, without limitation, restrictions on the ability to sell or transfer the Voting Trust Certificate described in the Collateral Schedule, the shares of Class B Common Stock represented thereby, or the shares of Common Stock into which the Class B Common Stock may be converted), at any time, whether prior to or after default in the payment of any liability of the undersigned to Bank, Bank may at its option, but shall not be obligated to, (1) have transferred to or registered in the name of Bank or its nominee or nominees, any collateral security and thereafter exercise all rights with respect thereto as the absolute owner thereof, without notice or liability to the undersigned, except to account for money or property actually received by Bank; provided, however, that Bank may treat all cash proceeds as additional collateral and such proceeds need not be applied to the reduction of the liability of the undersigned unless Bank so elects; (2) in Bank's name, or in the name of the undersigned, demand, sue for, collect, and receive money, securities or other property which may at any time to payable or receivable on account of or in exchange for any collateral security, or make any compromise or settlement that Bank considers desirable with respect thereto or renew or extend the time of payment or otherwise modify the terms of any obligation included in the collateral security; provided, however, it is expressly agreed that the Bank shall not be obligated to take any step to preserve rights against prior parties on any of the collateral, and that reasonable care of the collateral shall not include the taking of any such step;
(3) foreclose the lien of any security interest included in the collateral security and become the purchaser of any property constituting the security without thereby affecting any liability of the undersigned to Bank; (4) transfer any liability and any security therefor of the undersigned, Bank being thereafter fully discharged from every claim and responsibility with respect to any such collateral security so transferred; and (5) surrender or deliver, without further liability on the part of the Bank to account therefor, all or any part of the collateral security to or upon the written order of the undersigned, permit substitutions therefor or additions thereto, and accept the receipt of the undersigned for any collateral security, or proceeds thereof, which receipt shall be a full and complete discharge of Bank as to the undersigned with respect to the collateral so delivered and proceeds so paid.

     As additional security, the undersigned agrees that: (i) he will execute and deliver to Bank a Power of Attorney, substantially in the form of Schedule 1 hereto which empowers Bank, upon the occurrence of the circumstances set forth therein, to execute in undersigned's name the

Withdrawal Request (the "Withdrawal Request") and the Instruction Request (the "Instruction Request"), substantially in the form of Exhibits A and B, respectively, to the Voting Trust Agreement; (ii) he will execute such other documents and deliver such additional instructions as may be reasonably requested by Bank in order to implement the foregoing; (iii) he will not tender any other Withdrawal Request without the prior written consent of Bank until all obligations and liabilities to the Bank shall have been repaid and this Agreement terminated; and (iv) he will not request from the Voting Trustees under the Voting Trust Agreement that they issue to him a duplicate Voting Trust Certificate in respect of any Voting Trust Certificate held by Bank hereunder until the obligations and liabilities under the Note shall have been repaid and satisfied and this Agreement terminated.

     Subject to the provisions of the Loan Agreement, the Power of Attorney and Paragraphs 2 and 5 of the Voting Trust Agreement, the rights and powers of Bank under this Agreement (1) are cumulative and do not exclude any other right which Bank may have independent of this Agreement; and (2) may be exercised or not exercised at the discretion of Bank (i) without regard to any rights of the undersigned, (ii) without forfeiture or waiver because of any delay in the exercising thereof, (iii) without imposing any liability on Bank for so exercising or failing to exercise, and (iv) in the event of a single or partial exercise thereof, without precluding further exercise thereof.

     No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder and no waiver shall be construed as a bar to or waiver of any right or remedy in the future.

     Rights and powers of Bank under this Agreement shall inure to the benefit of its successors and assigns and any assignee of any liability secured hereby. Any liability of any of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns of such undersigned.

     Revocation or termination of this Agreement, whether by operation of law or otherwise, shall be effective only when written notice thereof shall have been received by Bank, but no such revocation or termination shall affect or impair the pledge of collateral security or the lien thereby created as to any liability secured hereby at the time of receipt by Bank of such notice.


Address___________________________      ______________________________________
                                                        Pledgor

__________________________________      Date:___________________ ____, _______

                                                        SCHEDULE 1 TO
                                                        GENERAL PLEDGE AGREEMENT


                         IRREVOCABLE POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:    That the undersigned,
______________________, does hereby make, constitute and appoint
______________________________ ("Bank") or its designee as his true and lawful agent and attorney-in-fact, for and in the name, place and stead of the undersigned upon the occurrence of an Event of Default under the ______________ Agreement entered into as of the date hereof between Bank and the undersigned (the "Loan Agreement"):

     1. To sell all, or part of, the undersigned's interest in the shares of Class B Common Stock of Pulitzer Inc. (the "Company") represented by Voting Trust Certificate No. VT ____ to a Permitted Transferee (as that term is defined in the Company's Restated Certificate of Incorporation).

     2. To complete and execute the Withdrawal Request and Instruction Request, attached as Exhibits A and B, respectively, to the Voting Trust Agreement dated as of March 18, 1999 by and among certain stockholders of the Company and the Trustees named therein (the "Voting Trust Agreement"), with such date and sale closing date, in the case of the Withdrawal Request, and such number of shares, in the case of the Instruction Request, as Bank deems appropriate; to execute and deliver said Withdrawal Request and Instruction Request in accordance with the provisions of Paragraph 2 of the Voting Trust Agreement; and to withdraw pursuant to such Withdrawal Request, from the Voting Trust created by the Voting Trust Agreement, such number of shares of Common Stock of the Company into which the shares of Class B Common Stock then represented by Voting Trust Certificate No. VT ____ may be converted, subsequent to such conversion as provided in the Voting Trust Agreement and said Withdrawal Request and Instruction Request, as shall be necessary, as determined by Bank in its sole discretion, to satisfy the obligations of the undersigned to Bank under the Loan Agreement and the General Pledge Agreement entered into on the date hereof between Bank and the undersigned;

     3. To sell such shares of Common Stock of the Company in accordance with the provisions of Paragraphs 2 and 5 of the Voting Trust Agreement; and

     4. To comply otherwise with the provisions of the Voting Trust Agreement, Withdrawal Request and Instruction Request in order to effect the transactions contemplated hereby of behalf of the undersigned for the benefit of Bank.

     In consideration for and in reliance upon the powers granted by the undersigned, Bank has entered into the Loan Agreement with the undersigned. The powers hereby conferred are coupled with an interest and shall continue in full force and effect and be binding upon the undersigned and his heirs, assigns and legal representatives, and shall not be revoked by the undersigned until the undersigned has fulfilled all his obligations under the Loan Agreement, or any renewal, extension, amendment, restatement or modification thereof, and the Loan Agreement, or any renewal, extension, amendment, restatement or modification thereof, is cancelled.

     This irrevocable power of attorney shall not be affected by the subsequent disability or incapacity of the undersigned and shall in all respects constitute a durable power of attorney.

     Executed this _______ day of ________________,______.



                                                  ______________________________


                                ACKNOWLEDGEMENT


STATE OF       )
               )SS.
COUNTY OF      )


     On this ________ day of ________,      , before me personally appeared
______________________ known to me to be the person who executed the foregoing Irrevocable Power of Attorney and said __________________ acknowledged to me that he executed the same as his free act and deed.




                                                  ____________________________
                                                  Notary Public

                                                                       EXHIBIT E

                                ACKNOWLEDGEMENT

     The undersigned, on behalf of all the Voting Trustees ("Trustees"), under that certain Voting Trust Agreement dated as of March 18, 1999 ("Voting Trust Agreement"), hereby acknowledges the pledge of Voting Trust Certificate
No. VT   by                   ("Borrower") to
"(Bank") pursuant to the General Pledge Agreement dated            ,
("Pledge Agreement") in connection with the                          dated
              ,     , between Borrower and Bank (the "Loan Agreement").

     The undersigned, on behalf of all the Trustees, further acknowledges
Bank's rights under the Power of Attorney dated                 ,     granted
by Borrower to Bank (the "Power of Attorney"), attached as Schedule 1 to the Pledge Agreement.

     Notwithstanding any provision contained in the Voting Trust Agreement to the contrary, until such time as the Loan Agreement is terminated, the Note referred to therein is paid, and the Trustees have confirmed such facts with the Bank, the undersigned, on behalf of all the Trustees, agrees that:

    (i) the Trustees and the Trust established under the Voting Trust Agreement (the "Trust") shall not honor any Withdrawal Request with respect to the shares of Class B Common Stock evidenced by Voting
          Trust Certificate No. VT     issued under the Trust or any shares of
          Common Stock issuable upon conversion thereof, other than those Withdrawal Requests and Instruction Requests executed by Bank pursuant to the Power of Attorney;

    (ii) the Trustees and the Trust shall not issue a new Voting Trust Certificate or replacement Voting Trust Certificate with respect to
          the shares evidenced by Voting Trust Certificate No. VT    except at
          the request and direction of Bank as pledgee of Voting Trust
          Certificate No. VT    ;

    (iii) in the event any provision (including any amendment), or the termination, of the Voting Trust Agreement, whether by expiration of time, affirmative vote of the beneficiaries of the Trust or otherwise, necessitates a distribution of shares, warrants, options or other securities of the Company, or any successor or affiliated entity of the Company, all those securities which are to be distributed with respect to Voting Trust Certificate No. VT ____ shall be delivered to Bank as pledgee of Voting Trust Certificate No. VT ____; and


     (iv) the Trustees and the Trust shall otherwise honor Bank's rights and powers under and in accordance with the Power of Attorney and the Pledge Agreement.





                    -------------------------------------------------
                    As Attorney-In-Fact for the Voting Trustees

                                                                       EXHIBIT F

                            VOTING TRUST CERTIFICATE

No._______                                             _______ Shares of Class B
                                                               Common Stock

                                 PULITZER INC.

              Incorporated under the Laws of the State of Delaware

     THIS IS TO CERTIFY THAT, subject to the provisions hereof and of the Voting Trust Agreement hereinafter mentioned, on the surrender hereof, properly endorsed, ______________________, will be entitled to receive on the 18th day of March, 2009, or on the earlier termination of the Voting Trust Agreement, as therein provided, a certificate or certificates, expressed to be fully-paid and non-assessable, for ________ shares of Class B Common Stock, represented by this Certificate, of Pulitzer Inc. (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Delaware, or its successor, and in the event of a withdrawal of Common
Stock pursuant to a Withdrawal Request as contemplated by Paragraph 2 of the Voting Trust Agreement, will be entitled to receive a certificate or certificates for the Common Stock so withdrawn under the terms and conditions set forth in such Paragraph 2, and in the meantime, subject to the provisions of the Voting Trust Agreement, is entitled to receive payments equal and of like character to the dividends, if any, received by the Trustees upon the number of shares of Class B Common Stock held by the Trustees for the Depositing Stockholder, less such charges and expenses as are authorized by the Voting Trust Agreement to be deducted therefrom and less any income or other taxes required by law to be deducted therefrom; provided, however, such dividends, if received by the Trustees in Class B Common Stock, shall be payable in Voting Trust Certificates for such stock. If the Trustees shall exercise on behalf of any holder of Voting Trust Certificates any right to subscribe to Class B Common Stock, in accordance with the provisions of the Voting Trust Agreement, the Trustees shall issue Voting Trust Certificates in respect thereof.

     Until actual delivery of the stock certificates called for hereby following the termination of the Voting Trust Agreement (or in the case of Common Stock properly withdrawn pursuant to a Withdrawal Request until actual delivery of the stock certificates for such withdrawn Common Stock), the Trustees, upon the terms and subject to the provisions stated in the Voting Trust Agreement, shall possess and shall be entitled to exercise all rights and powers of the owners of such Class B Common Stock to vote for every purpose and to consent to any and all corporate acts of the Company, except as such right is expressly limited by the terms of the Voting Trust Agreement; it being expressly stipulated that except as expressly provided in the Voting Trust Agreement, no right to vote such Class B Common Stock and no right to consent or be consulted in respect of such Class B Common Stock is created or passes to any holder hereof by or under this Certificate or by or under any agreement express or implied.

     This Certificate is issued under and pursuant to, and the rights of each successive holder hereof are subject to and limited by, the terms and provisions of a certain Voting Trust Agreement, dated as of the 18th day of March, 1999, between certain owners of Class B Common Stock of the Company and Cole C. Campbell, David E. Moore, Emily Rauh Pulitzer, Michael E. Pulitzer, Ronald H. Ridgway, and Robert C. Woodworth, as Trustees (herein referred to, and as it may be amended from time to time, the "Voting Trust Agreement"), one copy of which is on file at the principal office of the Company at St. Louis, Missouri and one copy of which is on file in the registered office of the Company in the State of Delaware. Each holder of this Certificate by the acceptance hereof assents and agrees to be bound by all the provisions of the Voting Trust Agreement.

     This Certificate is not transferable whether by sale, assignment, gift, bequest, appointment or otherwise by the holder of record hereof except to a Permitted Transferee (as that term is defined in the Company's Restated Certificate of Incorporation) of the Company's Class B Common Stock, subject to such regulations as may be established by the Trustees for that purpose, upon surrender hereof at the office of the Trustees, properly endorsed for transfer, and the Trustees may treat the holder of record hereof as the owner of this Certificate for all purposes. Every transferee of this Certificate shall by the acceptance hereof become a party to the Voting Trust Agreement with like force and effect as though an original party thereto and shall be embraced within the meaning of the term "Depositing Stockholders" wherever used therein.

     Notwithstanding anything to the contrary set forth herein, this Certificate may be pledged in accordance with, and subject to the limitations of, the terms of the Voting Trust Agreement.

     As a condition of making or permitting any transfer or delivery of stock certificates or Voting Trust Certificates, the Trustees may require the payment of a sum sufficient to pay or reimburse them for any stamp tax or other governmental charge in connection therewith, or any other charges applicable to such transfer or delivery.

     The Voting Trust Agreement and this Certificate may be amended at any time and from time to time in the manner therein provided by the Trustees with the consent in writing of the holders of sixty-six and two-thirds percent (66-2/3%) in interest of the then issued and outstanding Voting Trust Certificates; provided, however, that no amendment which shall have the effect of extending the time for termination of the Voting Trust Agreement shall be made without the consent in writing of the holders of all of the then issued and outstanding Voting Trust Certificates. The Voting Trust Agreement and the trust created thereunder shall terminate upon the dissolution of the Company and may be terminated at any time with the consent in writing of the holders of sixty-six and two-thirds percent (66-2/3%) in interest of the then issued and outstanding Voting Trust Certificates.

     IN WITNESS WHEREOF, the Trustees have caused this Certificate to be signed on their behalf by one of their number and countersigned by their duly authorized Agent.

Dated:____________________________           COLE C. CAMPBELL
                                             DAVID E. MOORE
COUNTERSIGNED:                               EMILY RAUH PULITZER
 BNY TRUST COMPANY OF MISSOURI               MICHAEL E. PULITZER
                         Agent               RONALD H. RIDGWAY
                                             ROBERT C. WOODWORTH
By:_______________________________
       Authorized Officer
                                             VOTING TRUSTEES

                                             By:______________________________
                                                       A Voting Trustee

                      (FORM OF ASSIGNMENT FOR REVERSE SIDE
                          OF VOTING TRUST CERTIFICATE)



     FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto ________________ the within Certificate and all rights and interests thereby and does hereby irrevocably constitute and appoint _______________ attorney to transfer such certificate on the books of the Trustees under the Voting Trust Agreement within referred to, with full power of substitution in the premises.

Date:_______________________________







                                           ___________________________________
                                                           Name




In the presence of:

_____________________________________
                Name